Exhibit 99.1

Press Release

Danaher Appoints Julie Sawyer Montgomery as President and Chief Executive Officer

Rainer Blair to retire

WASHINGTON, D.C., August 3, 2026 – PR Newswire – Danaher Corporation (NYSE: DHR) (“Danaher” or “the Company”) announced that the Company’s Board of Directors has appointed Julie Sawyer Montgomery as President and Chief Executive Officer and a member of the Board of Directors, effective October 1, 2026. On that date, Rainer Blair will retire and serve as a senior advisor until March 31, 2027 to ensure a seamless transition.

“In alignment with the Board of Directors’ succession planning process, I am pleased to announce the appointment of Julie as our next Chief Executive Officer,” said Steven Rales, Chairman of the Board of Directors of Danaher. “We are at a uniquely opportune moment for Danaher, with untapped potential to accelerate growth across the enterprise. Julie has the vision, experience, and proven track record to deliver on that potential. I am confident she will lead our Company into its next phase of growth and value creation with a demonstrated commitment to innovation, commercial excellence, and operational rigor, all grounded in strategy. She is deeply engaged with customers, and a staunch advocate for patients as well as the Company’s associates.”

Since joining the Company in 2017, Ms. Sawyer Montgomery has played a key role in transforming Danaher’s Diagnostics platform into a market-leading franchise, helping grow the business from approximately $6.0 billion in revenue in 2017 to approximately $11.0 billion today, while approximately tripling operating profit.

“As we continue to strengthen our business, we are excited to have Julie as our new CEO,” added Mitchell Rales, Chairman of the Executive Committee of Danaher. “Under her leadership, the Diagnostics platform has consistently gained share in attractive end markets. She has played a pivotal role in transforming the performance of the Diagnostics business and led the recent acquisition of Masimo and pending acquisition of StatLab. She has also optimized the Danaher Business System to further drive performance across our Life Sciences and Diagnostics businesses. Her ability to accelerate growth and deliver results positions her well to lead the Company forward.”

Ms. Sawyer Montgomery brings nearly 25 years of experience across healthcare, commercial operations, and R&D to her role. She joined the Company in 2017 at Beckman Coulter Diagnostics, where she led commercial operations and R&D before becoming President in 2020. Since then, she has held roles of increasing responsibility, most recently serving as Executive Vice President of Danaher, with responsibility for the Diagnostics platform.

“I am honored to lead Danaher into its next chapter and want to thank Rainer for his leadership,” said Ms. Sawyer Montgomery. “Danaher’s global portfolio has tremendous potential with differentiated positions in some of the most attractive life sciences and diagnostics market segments. We have the opportunity to unleash the full power of Danaher as we accelerate innovation, enhance our business capabilities, and more effectively leverage the Danaher Business System across our businesses. We have a highly-talented team that is well-positioned to deliver innovation at the speed of life, generating more consistent growth and creating significant value for our shareholders.”

“On behalf of the Danaher Board, executive team, and all associates, I want to thank Rainer for his leadership of Danaher over the past six years,” said Steven Rales. “Rainer played a critical role in driving Danaher’s portfolio transformation, building an industry-leading life sciences and diagnostics company. Importantly, he guided Danaher and our 60,000+ global associates through the COVID-19 pandemic, enhancing the Company’s standing as a world-class science and technology innovator. We thank him for his many contributions to the Company.”

“It has been a privilege of a lifetime to spend the majority of my career at Danaher and to serve as President and CEO,” said Mr. Blair. “I am proud of the work we have done together to strengthen and grow our portfolio, expand our impact, and position the Company for long-term success. I retire with great pride in all we have accomplished together and complete confidence in Danaher’s future under Julie’s leadership.”

In conjunction with Ms. Sawyer Montgomery’s appointment, Danaher has announced special equity incentive awards for key leadership members and founders.

There is no change to Danaher’s previously communicated third quarter and full-year 2026 guidance.

ABOUT DANAHER

Danaher is a leading global life sciences and diagnostics innovator, committed to accelerating the power of science and technology to improve human health. Through our connected ecosystem of industry-leading businesses, we work side by side with customers to solve many of their most complex scientific and clinical challenges—helping move innovations from discovery to delivery faster for patients who depend on them. Powered by the Danaher Business System, our advanced science and technology and proven ability to innovate help enable faster, more accurate diagnoses and reduce the time, cost, and risk required to discover, develop, and deliver life-changing therapies. Through continuous improvement and operational excellence, our approximately 60,000 associates worldwide are focused on delivering lasting impact and improving quality of life around the world, while building a healthier, more sustainable tomorrow. Explore more at www.danaher.com.

CONTACTS

For further information: Investor: Rachel Vatnsdal, Vice President, Investor Relations, investor.relations@danaher.com, Media: Danaher@Brunswickgroup.com; Danaher Corporation, 2200 Pennsylvania Avenue, N.W., Suite 800W, Washington, D.C. 20037, Telephone: (202) 828-0850, Fax: (202) 828-0860

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

Statements in this document that are not strictly historical, including the statements regarding the Company’s growth and other opportunities, the Company’s anticipated future performance, the pending acquisition of StatLab (which remains subject to customary closing conditions, including receipt of applicable regulatory clearances) and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things:

our ability to retain key personnel, our ability to execute on growth and other opportunities, the impact of the tariffs and related actions implemented by the U.S. and other countries, the impact of our debt obligations (including debt we incurred to finance the acquisition of Masimo) on our operations and liquidity, deterioration of or instability in the global economy, the markets we serve and the financial markets, uncertainties with respect to the development, deployment, and use of artificial intelligence in our business and products, the impact of global health crises, uncertainties relating to national laws or policies, including laws or policies to protect or promote domestic interests and/or address foreign competition, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated growth, synergies and other benefits of such acquisitions, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (in each case, including with respect to our acquisition of Masimo), including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, security breaches or other disruptions of our information technology systems or violations of data privacy laws, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation, regulatory proceedings and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government with respect to our production capacity in times of national emergency or with respect to intellectual property/production capacity developed using government funding, risks relating to product, service or software defects, product liability and recalls, risks relating to our manufacturing operations, the impact of climate change, legal or regulatory measures to address climate change and other sustainability topics and our ability to address regulatory requirements or stakeholder expectations relating to climate change and other sustainability topics, risks relating to fluctuations in the cost and availability of the supplies we use (including commodities) and labor we need for our operations, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, the impact of deregulation on demand for our products and services, labor matters and our ability to recruit, retain and motivate talented employees, U.S. and non-U.S. economic, political, geopolitical, legal, compliance, social and business factors (including the impact of elections, regulatory and policy changes or uncertainty, government shutdowns and military conflicts such as the conflict in the Middle East), disruptions and other impacts relating to man-made and natural disasters, inflation and the impact of our By-law exclusive forum provisions. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2025 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the second quarter of 2026. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.